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                                                                   EXHIBIT 10.30


                               MASTER AGREEMENT
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     This Master Agreement ("Agreement") is entered into effective as of
February 16, 2000 (the "Effective Date") by and between AvantGo, Inc., a
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Delaware corporation with an office at 1700 South Amphett Boulevard, Suite 300,
San Mateo, California, 94402 ("AvantGo"), and American Express Travel Related Services Company, Inc., a New York corporation with an office at 3 World Financial Center, New York, NY 10285 ("AMEX").

                                  Background
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AvantGo has developed certain technology and software which enables the delivery and promotion of worldwide web content which is optimized for handheld devices. Furthermore, AvantGo has developed certain technology and software for deploying information to handheld devices in a corporate enterprise environment. AvantGo also provides professional consulting services for developing and customizing content and applications for handheld devices.

AMEX wishes to develop and promote AMEX Content (as defined in "Attachment A") on the Internet and on its internal corporate network. AMEX also wants to use AvantGo's professional consulting services to develop and deploy applications for handheld devices. Further, AMEX wishes to make an equity investment in AvantGo.

                                   Agreement
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1.   Financial Terms. As consideration for the associated rights and
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obligations of the Content Agreement (attached hereto as "Attachment A"), the parties agree to the following compensation schedule.

     1.1  AvantGo.com Network Access and Maintenance Fee. AMEX shall pay AvantGo
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$[******] for AvantGo.com Network Access and Maintenance service more fully described in "Attachment A." Such fee shall be paid by [******] and shall cover the [******] of such AvantGo.com Network Access and Maintenance services, such period to begin [******], but in no event later than [******].

     1.2  Promotion, Professional Services and Enterprise License Agreement
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Expenses. During calendar year 2000, AMEX agrees to spend a combined minimum
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total of $[******] with AvantGo for (i) Promotions (as defined in the
"Promotions" section of "Attachment A"), (ii) professional services, as mutually agreed upon by the parties, rendered by AvantGo on behalf of AMEX and (iii) an Enterprise License Agreement to use the AvantGo Service for corporate use. [******]. Provided AvantGo is not in material breach of this Agreement, AMEX will pay, upon receipt of an invoice from AvantGo, a minimum of [******] for promotions, professional services and Enterprise License on or before each of the following dates: [******], [******] and [******]. All invoices from AvantGo to AMEX shall be accompanied by appropriate supporting documentation. [******]

2.   Professional Services. AMEX will purchase professional services from
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AvantGo pursuant to the terms of the Professional Services Agreement
("Attachment B").

3.   Trial Version of the Enterprise License. [******] The terms of the
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Enterprise License Agreement shall be in accordance with AvantGo's standard
Clickwrap License attached hereto as "Attachment C".

4.   Equity Investment. AMEX agrees to make an equity investment in AvantGo of
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up to $[******] for AvantGo Series D Preferred Shares, subject to completion of (i) AMEX' due diligence to the satisfaction of AMEX and (ii) the execution by the parties of an investment agreement under the terms of the Series D financing, such terms to be satisfactory to AMEX.

5.   Attachments. The attachments referenced above are incorporated herein by
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reference. References herein to "Agreement" shall include the Agreement and its
Attachments, Exhibits and Schedules.

6.   Assignment. All the terms and provisions of this Agreement shall be binding
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upon and inure to the benefit of the parties to this Agreement and to their respective heirs, successors, assigns and legal representatives. Neither party may assign this Agreement in whole or in part without the other party's prior written consent, such consent to not be unreasonably withheld. However, AMEX may assign this Agreement to its parent, subsidiary or an affiliate without AvantGo's prior written consent.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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7.   Governing Law. This Agreement shall be governed by and in accordance with
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the laws of the State of New York, without reference to its conflicts of laws principles. The parties hereby consent to the exclusive jurisdiction of any Federal or State court located within New York County, New York. The parties hereby consent to the personal and exclusive jurisdiction and venue of these courts.

8.   Severability. If any provision of this Agreement is held to be invalid
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under any applicable statute or rule of law, it shall be, to that extent, deemed omitted, and shall not affect the remaining provisions and portions of this Agreement.

9.   No Waiver. The waiver of any particular breach or default or any delay in
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exercising any rights shall not constitute a waiver of any subsequent breach or default or effect any other right or remedy. Unless otherwise provided herein, all rights and remedies hereunder are cumulative and are not exclusive of any other rights or remedies provided hereunder or by law.

10.  Notices. All notices required or permitted hereunder shall be given in
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writing addressed to the respective parties as set forth below and shall either be (i) personally delivered, (ii) transmitted by postage prepaid certified mail, return receipt requested, or (iii) transmitted by nationally-recognized private express courier. The effective date of such Notice shall be deemed to be the date upon which any such Notice is personally received by the addressee. Either party may change its address for purposes hereof by written notice to the other in accordance with the terms of this Section:

     If to AMEX:

          American Express Travel Related Services Company, Inc.
          3 World Financial Center
          New York, New York 10285
          Attn: Andrew Mantis
                Vice President

          With a copy to:

          American Express Travel Related Services Company, Inc.
          3 World Financial Center
          New York, New York 10285
          Attn: Frank Caesar
                Group Counsel

     If to AvantGo:

          AvantGo, Inc.
          1700 South Amphlett Boulevard, Suite 300
          San Mateo, California 94402
          Attn: General Counsel

11.  Force Majeure. Neither party will be responsible for any failure or delay
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in performance of its obligations under this Agreement due to circumstances beyond its reasonable control, including, without limitation, acts of God, war, riot, embargoes, sets of civil or military authorities, fire, floods, accidents, service outages resulting from equipment and/or software failure and/or telecommunications failures, power failures, network failures, failures of third party service providers (including providers of Internet Services and telecommunications). The party affect by any such event shall notify the other party within a maximum period of fifteen (15) days from its occurrence. The performance of this Agreement shall then be suspended for as long as any such event shall prevent the affected party from performing its obligations under this Agreement.

12.  Independent Contractors. Notwithstanding the use of the term "Partner" in
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this Agreement or in marketing materials, the relationship of AvantGo and the
AMEX is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participant in a joint undertaking, or (iii) give either party the authority to make commitments or enter into contracts on behalf of, bind or otherwise obligate the other party in any manner whatsoever except as expressly stated in this Agreement.

13.  Counterparts. This Agreement may be executed in counterparts, each of which
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shall be deemed an original and all of which together shall constitute one instrument.

14.  Entire Agreement. This Agreement represents the entire agreement between
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the parties, and supersedes all prior agreements and understandings with respect to the matters covered by this Agreement. The parties agree that they have not entered into this Agreement based on any representations other than those contained herein. Notwithstanding the foregoing, it is



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hereby understood and agreed that the provisions of the Confidentiality
Agreement executed by AvantGo and AMEX, dated as of October 13, 1999 shall remain in force except to the extent that the terms and conditions of this Agreement shall impose stricter requirements or standards, in which case the stricter terms and conditions of this Agreement shall control with respect to confidentiality. This Agreement may only be amended by a written agreement signed by both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

American Express Travel Related           AvantGo, Inc.
Services Company Inc.
/s/ Andrew Mantis                         /s/ Richard Owen
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Signature                                 Signature

Andrew Mantis                             Richard Owen
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Name (Print or Type)                      Name (Print or Type)

VP                                        CEO
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Title                                     Title


2/17/00                                   2/16/00
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Date                                      Date